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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 22, 1998


                             NORTON MCNAUGHTON, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       0-23440             13-3747173
 --------------------------------   ----------------    -------------------
 (State or other jurisdiction       (Commission File    (I.R.S. Employer
 of incorporation or organization        Number)        Identification No.)

               463 Seventh Avenue
                  New York, N.Y.                         10018
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      (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (212) 947-2960
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Item 5. Other Events

Reference is made to the press release issued on April 22, 1998, attached hereto as Exhibit 99.

Item 7. Exhibits

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Exhibit Index
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
Exhibit 2.1       Agreement of Purchase and Sale by and among Jeri-Jo Knitwear
                  Inc., Jamie Scott, Inc., the Stockholders of Jamie Scott,
                  Inc., JJ Acquisition Corp. and Norton McNaughton, Inc. (the
                  "Company") dated as of April 15, 1998 (the "Agreement").
                  Schedules to this Agreement have been omitted and the Company shall furnish to the Securities and Exchange Commission a copy of any omitted schedule as supplemental information upon request.

Exhibit 10.1 Guaranty dated as of April 15, 1998 made by Norton McNaughton, Inc. in favor of Jeri-Jo Knitwear Inc., Jamie Scott, Inc., Susan Schneider, Leslie Schneider and Scott Schneider.

Exhibit 10.2 Forms of Employment Agreements between JJ Acquisition Corp. and each of Susan Schneider, Leslie Schneider and Scott Schneider to be executed upon consummation of the transactions contemplated by the Agreement.

Exhibit 99        Press release dated April 22, 1998.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NORTON MCNAUGHTON, INC.
                                -----------------------
                                    (Registrant)


Date: April 22, 1998            By: /s/ Sanford Greenberg
                                    ---------------------
                                    SANFORD GREENBERG
                                    Chairman of the Board and Chief Executive
                                    Officer
                                    (Principal Executive and Operating Officer)


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